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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 30, 2002


                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                    333-101101              95-4596514
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


      4500 Park Granada
    Calabasas, California                                        91302
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    (Address of Principal                                     (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5.  Other Events.
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         Filing of Certain Materials.
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         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-5 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated January 22, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                     99.1 MBIA Mortgage Guaranty Master Policy (with Declaration Page and Endorsements)























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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 11, 2002 and prospectus supplement dated December 19, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-5.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By:  /s/ Celia Coulter
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                                                         Celia Coulter
                                                         Vice President



         Dated:  January 22, 2003

Exhibit Index

Exhibit                                                                  Page
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99.1    MBIA Mortgage Guaranty Master Policy (with Declaration
        Page and Endorsements) filed on Form SE dated January 22, 2003    5